UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2021

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 Camino Vida Roble
Carlsbad, California 92008

(Address of Registrant's Principal Executive Offices and Zip Code)

(760) 431-9286

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 28, 2021, Alphatec Holdings, Inc. (the “Company”) issued a press release providing a business update on its expected third quarter 2021 revenue results due to the impact of COVID-19.

A copy of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the related press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results will not differ materially from those projected or suggested in such forward-looking statements. Forward-looking statements include but are not limited to: references to the Company’s revenue and growth outlook; planned product launches, introductions, regulatory submissions or clearances; efforts to transform sales and distribution channels; and the Company’s ability to compel surgeon adoption. Important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: uncertainty of success in developing new products or products currently in the pipeline; uncertainties in the Company’s ability to execute upon its strategic operating plan; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval; continuation of favorable third party reimbursement; the Company’s ability to compete with other products or with emerging technologies; product liability exposure; an unsuccessful outcome in any litigation; claims related to the Company’s intellectual property; the Company’s ability to meet its financial obligations; and the impact of the COVID-19 pandemic on the Company and economy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1 104	Press Release, dated September 28, 2021 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2021	ALPHATEC HOLDINGS, INC.

	By:	/s/ J. Todd Koning
	Name:	J. Todd Koning
	Its:	Chief Financial Officer